UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 25, 2005

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.

Termination of a Material Definitive Agreement.

On October 25, 2005, a Termination and Release (the “Termination and Release”) was entered into by and among School Specialty, Inc. (the “Company”), LBW Holdings, Inc. (“LBW Holdings”) and LBW Acquisition, Inc. (“LBW Acquisition”) pursuant to which the Agreement and Plan of Merger, as amended (the “Merger Agreement”), dated as of May 31, 2005, by and among LBW Holdings, LBW Acquisition and the Company, which provided for the merger of LBW Acquisition, a wholly-owned subsidiary of LBW Holdings, with and into the Company (the “Merger”), was terminated by mutual agreement and the parties released each other from certain claims.  No termination fees are payable by the Company or by LBW Holdings, and each party will bear its own merger-related expenses.

A copy of the Termination and Release is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The foregoing description of the Termination and Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination and Release.

Item 7.01.

Regulation FD Disclosure.

On October 25, 2005, the Company issued a press release announcing the termination of the Merger Agreement described pursuant to Item 1.02 of this report, confirming its 2006 outlook, providing its 2007 outlook and describing the impact of the termination of the Merger Agreement on the right to convert the Company’s 3.75% Convertible Subordinated Notes due 2023.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Information

Any statements made in this report about future results of operations, expectations, plans or prospects constitute forward-looking statements.  Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets,” and/or similar expressions.  These forward-looking statements are based on the Company’s current estimates and assumptions and, as such, involve uncertainty and risk.  Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward- looking statements because of a number of factors, including the factors described in Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2005, which factors are incorporated herein by reference.  Except to the extent required under the federal securities laws, the Company does not intend to update or revise the forward-looking statements.

Item 9.01.  Exhibits.

Exhibit No.	Description

10.1	Termination and Release, dated October 25, 2005, by and among School Specialty, Inc., LBW Holdings, Inc. and LBW Acquisition, Inc.

99.1	Press Release dated October 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: October 26, 2005	By: /s/ Mary M. Kabacinski
Mary M. Kabacinski Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination and Release, dated October 25, 2005, by and among School Specialty, Inc., LBW Holdings, Inc. and LBW Acquisition, Inc.

99.1	Press Release dated October 25, 2005